SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Date of Report (Date of earliest event reported): October 15, 2002

                                   LBP, INC.

           Delaware                      0-24094                 13-3764375
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)

        200 Mamaroneck Avenue, White Plains, New York               10601
           (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:            (914) 421-2545

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.           Other Events.

            a) Reference is made to the Letter to Stockholders from the Registrant dated October 15, 2002, the text of which is attached hereto as Exhibit 99, for a description of the events reported pursuant to this Form 8-K.

Item 7.           Financial Statements and Exhibits

            c)    Exhibits

                  99    Letter to Stockholders dated October 15, 2002

      Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   LBP, INC.
                                   (Registrant)


                                   By: /s/ Leigh J. Abrams
                                       -------------------------------------
                                       Leigh J. Abrams
                                       President and Chief Executive Officer

Dated: October 30, 2002


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